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                                                                    EXHIBIT 23.4

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Cabletron Systems, Inc.:

         We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the proxy statement/prospectus.

                                    KPMG LLP


Boston, Massachusetts
November 20, 2000